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                                                                    EXHIBIT 99.2

                          AMENDMENT TO RIGHTS AGREEMENT
                       BETWEEN COR THERAPEUTICS, INC. AND
                          MELLON INVESTOR SERVICES LLC

     THIS AMENDMENT TO RIGHTS AGREEMENT (the "Amendment") is made this 5th day of December, 2001, by and between COR THERAPEUTICS, INC., a Delaware corporation (the "Company"), and MELLON INVESTOR SERVICES LLC (as successor to Chemical Trust Company of California), a New Jersey limited liability company (the "Rights Agent").

     WHEREAS, the Company is entering into an Agreement and Plan of Merger (as the same may be amended from time to time, the "Merger Agreement"), among the Company, Millennium Pharmaceuticals Inc., a Delaware corporation ("Parent"), and PGM Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), pursuant to which Merger Sub will merge with and into the Company, and the Company will survive as a wholly owned subsidiary of Parent, and the former stockholders of the Company will receive shares of common stock of Parent;

     WHEREAS, the Company and the Rights Agent are parties to that certain Rights Agreement, dated as of January 23, 1995 (the "Rights Agreement");

     WHEREAS, the Company desires to amend the Rights Agreement in connection with the execution and delivery of the Merger Agreement; and

     WHEREAS, the Board of Directors of the Company has approved this Amendment and authorized its appropriate officers to execute and deliver the same to the Rights Agent.

     NOW, THEREFORE, in accordance with the procedures for amendment of the Rights Agreement set forth in Section 27 thereof, and in consideration of the foregoing and the mutual agreements herein set forth, the parties hereby agree as follows:

     1. Capitalized terms that are not otherwise defined herein shall have the meanings ascribed to them in the Rights Agreement.

     2. The definition of "Acquiring Person" set forth in Section 1(a) of the Rights Agreement is amended by adding the following sentence to the end of that section:

          Notwithstanding the foregoing, no Person shall be or become an Acquiring Person by reason of (i) the execution and delivery of the Agreement and Plan of Merger, dated as of December 5, 2001, among Millennium Pharmaceuticals, Inc., a Delaware corporation ("Parent"), PGM Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and the Company (the "Merger Agreement") or the execution of any amendment thereto, (ii) the execution and delivery of those voting agreements in the form attached as Exhibit A to the Merger Agreement as executed by Parent and each of the persons listed on the final page of such voting agreements and dated December 5, 2001 (the "Voting Agreements") or the execution of any amendment thereto, (iii) the merger of Merger Sub with and into the Company or of the


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     Company with and into Parent, or (iv) the consummation of any other transaction contemplated by the Merger Agreement, as it may be amended from time to time.

     3. The definition of "Shares Acquisition Date" in Section l(m) of the Rights Agreement is hereby amended by adding the following sentence to the end of that section:

          Notwithstanding anything else set forth in this Agreement, a Shares Acquisition Date shall be deemed not to have occurred by reason of (i) the execution and delivery or amendment of the Merger Agreement or the Voting Agreements, (ii) the merger of Merger Sub with and into the Company or of the Company with and into Parent, or (iii) the consummation of any other transaction contemplated by the Merger Agreement.

     4. The first sentence of Section 2(a) of the Rights Agreement is amended to read as follows:

          The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment.

     5. Section 3(a) of the Rights Agreement is hereby amended by adding the following sentence to the end of that section:

          Notwithstanding anything else set forth in this Agreement, no Distribution Date shall be deemed to have occurred by reason of (i) the execution and delivery or amendment of the Merger Agreement or the Voting Agreements, (ii) the merger of Merger Sub with and into the Company or of the Company with and into Parent, or (iii) the consummation of any other transaction contemplated by the Merger Agreement.

     6. Section 7(a)(i) of the Rights Agreement is hereby amended to delete the phrase "(the "Final Expiration Date")" so that it shall read as follows:

          (i) the Close of Business on January 23, 2005,

     7. Section 7(a) is further amended by deleting the word "or" at the end of
Section 7(a)(ii) and by adding the following clause at the end of Section 7(a):

          , or (iv) the moment in time immediately prior to the effective time of the merger, as such time is determined pursuant to Section 1.01 of the Merger Agreement (the earliest to occur of the events described in clauses
     (i) and (iv) of this section shall be referred to as the "Final Expiration Date.").

     8. Section 11(a)(ii) of the Rights Agreement is hereby amended by adding the following sentence to the end of that section:

          Notwithstanding anything else set forth in this Agreement, no event requiring an adjustment under this Section 11(a)(ii) shall be deemed to have occurred by reason of (i) the execution and delivery or amendment of the Merger


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     Agreement or the Voting Agreements, (ii) the merger of Merger Sub with and into the Company or of the Company with and into Parent, or (iii) the consummation of any other transaction contemplated by the Merger Agreement.

     9. Sections 13(a)(x) and (y) of the Rights Agreement are amended to read as follows:

          (a) In the event that, following the Shares Acquisition Date, directly or indirectly (x) the Company shall consolidate with, or merge with and into, any Person, (y) any Person shall consolidate with the Company, or merge with and into, the Company, and the Company shall be the continuing or surviving corporation of such merger (other than, in the case of either transaction described in (x) or (y), (i) a merger or consolidation which would result in all of the Voting Power represented by the securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into securities of the surviving entity) all of the voting power represented by the securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and the holders of such securities not having changed as a result of such merger or consolidation or (ii) the merger of Merger Sub with and into the Company or of the Company with and into Parent),

     The remaining portion of Section 13(a) shall be unchanged and shall remain in full force and effect.

     10. The first phrase of Section 13(c) of the Rights Agreement is hereby amended to read as follows:

          The Company shall not consummate any such consolidation, merger (other than the merger of Merger Sub with and into the Company or of the Company with and into Parent), sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Shares that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13, and unless prior thereto the Company and each Principal Party and each other Person who may become a Principal Party as a result of such consolidation, merger, sale or transfer shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger, sale or transfer of assets mentioned in paragraph (a) of this Section 13, the Principal Party at its own expense will: . . .

The remaining portion of Section 13(c) shall be unchanged and shall remain in full force and effect.

     11. 13(d)(i) of the Rights Agreement is hereby amended to read as follows:

          (i) consolidate with (other than the merger of Merger Sub with and into


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     the Company or of the Company with and into Parent),

     12. 13(d)(ii) of the Rights Agreement is hereby amended to read as follows:

          (ii) merge with or into (other than by the merger of Merger Sub with and into the Company or of the Company with and into Parent),

     13. Section 18(c) of the Rights Agreement is hereby amended to read as follows:

          The Rights Agent shall be liable hereunder to the Company and any other Person only for its own negligence, bad faith or willful misconduct. Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage.

     14. The Rights Agreement, as amended by this Amendment, shall remain in full force and effect in accordance with its terms.

     15. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     16. Nothing in this Amendment shall be construed to give to any person or corporation other than the Company, the Parent, the Merger Sub, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Amendment; but this Amendment shall be for the sole and exclusive benefit of the Company, the Parent, the Merger Sub, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).

     17. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     18. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

     19. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     20. The Company hereby certifies to the Rights Agent that this Amendment is in compliance with Section 27 of the Rights Agreement.


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     IN WITNESS WHEREOF, the parties herein have caused this Amendment to be duly executed and attested, all as of the date and year first above written.

                                       COR THERAPEUTICS, INC.

                                       By:  /s/ PETER S. RODDY
                                          --------------------------------------
                                          Name: Peter S. Roddy
                                          Title: Senior Vice President
Attest:  /s/ PATRICK A. BRODERICK
       -------------------------------
       Name: Patrick A. Broderick
       Title: Senior Vice President



                                       MELLON INVESTOR SERVICES LLC

                                       By:  /s/ CECIL D. BOBEY
                                          --------------------------------------
                                          Name: Cecil D. Bobey
                                          Title: Assistant Vice President
Attest:  /s/ KERRI S. JONES
       -------------------------------
       Name: Kerri S. Jones
       Title: Assistant Vice President


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